Quantified Common Ground Fund

Investor Class Shares QCGDX

Advisor Class Shares QCGAX

SUMMARY PROSPECTUS

November 1, 2026

Adviser: Advisors Preferred, LLC 2273 Research Blvd., Suite 350 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Before you invest, you want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.quantifiedfunds.com/fund-documents. You can also get this information at no cost by calling 1-855-64-QUANT (1-855-647-8268), emailing orderquantifiedfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated November 1, 2026, and statement of additional information, dated November 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Quantified Common Ground Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.34%(1)	0.19%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.61%	2.21%
(1)	Includes up to 0.15% for shareholder servicing which may include sub-transfer agent and sub-accounting fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$164	$508	$876	$1,911
Advisor	$224	$691	$1,185	$2,544

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. For the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 742% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, Advisors Preferred, LLC (the “Adviser”), delegates execution of the Fund’s investment strategy to the subadviser, Flexible Plan Investments, Ltd. (“FPI” or the “Subadviser”). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments.

The Fund invests primarily in common stocks and bonds of issuers that the Subadviser considers compliant with both ESG (Environmental, Social and Governance) and BRI (Biblically Responsible Investing) standards. The universe of issuers is composed of those in the S&P 1500 Index that remain after application of both the ESG and the BRI filters. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how a company manages relationships with employees, suppliers, customers and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls and shareholder rights. BRI standards screen out companies with products or services that conflict with biblical principles. For example, this screen removes tobacco, alcohol, or gambling companies.

The Subadvisor may also use ESG and BRI exchange-traded funds (“ETFs”) and mutual funds to execute its strategy. The Fund invests in ETFs and mutual funds that are not affiliated with the Adviser or Subadviser. In addition, the Subadviser may use tactical allocation methodologies to hedge or leverage the beta exposure to the S&P 1500 Index. Beta is a numeric value that measures the fluctuations of a stock to changes in the overall stock market. This methodology may result in as much as a 100% hedged position or a 200% beta exposure, in part through leveraged ETFs and mutual funds and swaps. The Fund may also use borrowing to leverage the portfolio and manage cash flows. During periods of financial uncertainty or distress, the Subadviser allocates Fund assets to short term, fixed income investments. The Subadviser seeks income from dividends on common stocks and interest from debt instruments while seeking capital gains by changing asset allocations between stocks and debt, based on expected returns. or pooled investment vehicles The Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover. The Fund may also invest in pooled investment vehicles. Certain of these may be classified as commodity pools. These commodity pools primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “code”). The Subsidiary invests primarily in commodity pools. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund. On an aggregate basis with the Fund, the Subsidiary complies with the provisions of the 1940 Act in Sections 8 and 18 (regarding investment policies, capital structure and leverage); the Adviser and Sub-Adviser to the Subsidiary, are SEC-registered and each complies with the provisions of the 1940 Act in Section 15 (regarding investment advisory contracts) and the Subsidiary complies with the provisions of the 1940 Act in Section 17 (regarding affiliated transactions and custody) and employs the same custodian as the Fund.

The Fund invests without restriction as to asset class, issuer capitalization or the credit quality or maturity of debt instruments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

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Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser’s Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment ESG and BRI strategy will enable the Fund to achieve its investment objective. ESG and BRI filters may limit the Fund’s investment opportunities when compared to unrestricted funds.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating may also affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.

Derivatives Risk – The Fund uses investment techniques, investments in swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The direct and indirect use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are currently subject to the following risks:

Futures Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. If the Fund uses futures as a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

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o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value (“NAV”) of the Fund to fluctuate.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments and borrowing may result in larger losses or smaller gains than otherwise would be the case. Borrowing will reduce returns by interest expense and other fees. Most leveraged ETFs “reset” daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

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Lower Quality Debt Securities Risk – The Fund may invest a significant portion of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Non-Diversification Risk – The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies, (ETFs and mutual funds and Pooled Investment Vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or Pooled Investment Vehicles, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Certain of these poled investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. Leveraged ETFs, mutual funds and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs and mutual funds “reset” daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Small- and Mid-Capitalization Companies Risk – Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will flow through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Technology Sector Risk. Technology companies face intense competition and potentially rapid product obsolescence.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Investor Class Shares for each full calendar year since the Fund’s Investor Class Shares inception. The Advisor Class Shares of the Fund commenced operations on January 31, 2025. The performance table compares the performance of the Fund’s Investor Class Shares and Advisor Class Shares overtime to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class Shares will have similar annual returns to Investor Class Shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class Shares are lower than Investor Class Shares because Advisor Class Shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Quantified Common Ground Fund

Investor Class Performance Bar Chart

For Calendar Years Ended December 31

Best Quarter	17.03%	December 31, 2021
Worst Quarter	(10.59)%	March 31, 2020

The Fund’s Investor Class year-to-date return as of September 30, 2026 was 4.79%.

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Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Common Ground Fund	One Year	Five Years	Since Inception(1)
Investor Class Shares Return before taxes	1.02%	8.12%	9.18%
Investor Class Shares Return after taxes on distributions(2)	0.86%	7.27%	8.35%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	0.72%	6.05%	6.96%
S&P Composite 1500® Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.54%
1.	The Fund’s Investor Class Shares commenced operations on December 27, 2019. The Fund’s Advisor Class Shares commenced operations on January 31, 2025.
2.	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts..
3.	The S&P Composite 1500® Total Return Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Investors cannot invest directly in an index.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as a portfolio manager since it commenced operations in 2019. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Common Ground Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Telephone purchases and redemptions are available unless you decline the telephone privilege on your account application or later revoke it in writing. The Fund accepts investments in the following minimum amounts:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$10,000	$10,000	$1,000	$0
Advisor	$10,000	$10,000	$1,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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